UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2021

GATOS SILVER, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39649 (Commission File Number)	27-2654848 (I.R.S. Employer Identification No.)

8400 E. Crescent Parkway, Suite 600 Greenwood Village, CO (Address of principal executive offices)	80111 (Zip Code)

Registrant’s telephone number, including area code: (303) 784-5350

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GATO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2021, the Board of Directors (the “Board”) of Gatos Silver, Inc. (the “Company”) elected Daniel Muñiz Quintanilla as a member of the Board, effective April 1, 2021. Mr. Quintanilla has not been appointed to any Board committees at this time.

There is no arrangement or understanding between Mr. Quintanilla and any other person pursuant to which he was selected as a director, and Mr. Quintanilla does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Mr. Quintanilla will receive the same compensation as the Company’s other non-employee directors, including: (i) an annual retainer of $55,000 for service on the Board paid in cash quarterly in arrears; (ii) $1,500 for each committee meeting attended (whether in person or by telephone), plus an additional $2,500 for each such meeting attended in-person involving travel intercontinentally from outside of North America; and (iii) an annual equity grant with an aggregate value of $90,000, half to be issued in the form of stock options and half in the form of deferred stock units (“DSUs”) that settle upon the director’s cessation of continuous service, each of which will vest ratably on a monthly basis over 12 months. Mr. Quintanilla may also elect to receive DSUs in lieu of the cash retainer.

On April 1, 2021, the Company issued a press release announcing Mr. Quintanilla’s appointment to the Board, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 1, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATOS SILVER, INC.

Date: April 1, 2021	By:	/s/ Roger Johnson
Roger Johnson
Chief Financial Officer